                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of June 20, 2002, between German American Capital Corporation as seller (the "Mortgage Loan Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

         Subject to the terms and conditions hereof, the Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

         It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2002 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X-1, Class X-2, Class F, Class G and Class H Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (in such capacity, each an "Initial Purchaser") and the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to Deutsche Bank Securities Inc. (in such capacity, an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to a Qualified Institutional Buyer (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.        Agreement to Purchase.

         Subject to the terms and conditions hereof, the Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the

Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on June 27, 2002 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in June 2002. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $137,338,935.33, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon schedule.

SECTION 2.        Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Mortgage Loan Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Mortgage Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

     (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver the Mortgage File to the Trustee, and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and Servicing Agreement, provided that whenever the term Mortgage File is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

     (c) The Mortgage Loan Seller and the Purchaser intend the transfer of the Mortgage Loans hereunder to be a true sale by the Mortgage Loan Seller to the Purchaser that is absolute and irrevocable and that provides the Purchaser with full control of the Mortgage Loans.

SECTION 3.        Examination of Mortgage Loan Files and Due Diligence Review.

         The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser.

The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

SECTION 4.    Representations, Warranties and Covenants of the Mortgage Loan
              Seller.

     (a)  Reserved.

     (b) The Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

          (vi) No litigation is pending with regard to which the Mortgage Loan Seller has received service of process or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the

     Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

          (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 5.   Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

          (i) The Purch aser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 6.  Reserved.

SECTION 7.  Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Mortgage Loan Seller and the Purchaser specified herein shall be true and correct as of the Closing Date;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

          (v) The Underwriting Agreement shall not have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8.  Closing Documents.

     The Closing Documents shall consist of the following:

          (i) this Agreement duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

          (ii) an Officer's Certificate substantially in the form of Exhibit B-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

          (iii) a certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

          (iv) a certificate of the Mortgage Loan Seller substantially in the form of Exhibit B-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely;

          (v) in a form reasonably acceptable to counsel to the Purchaser, a written opinion of counsel for the Mortgage Loan Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

          (vi) to the extent required by any of the Rating Agencies, a written opinion of counsel for the Purchaser regarding the characterization of the transfer of the Mortgage Loans to the Purchaser as a "true sale", subject to such reasonable assumptions and qualifications as may be requested by counsel for the Purchaser, dated the Closing Date and addressed to the Rating Agencies, the Purchaser, each Underwriter and the Trustee;

          (vii) the Supplemental Agreement, dated as of the date hereof, between GMAC Commercial Mortgage Corporation ("GMACCM") and the Mortgage Loan Seller (the "Supplemental Agreement"), duly executed and delivered by GMACCM and the Mortgage Loan Seller; and

          (viii) such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9.   Reserved.

SECTION 10.   Assignment of Supplemental Agreement.

     In connection with the transfer of the Mortgage Loans hereunder, the Mortgage Loan Seller hereby assigns to the Purchaser all of the Mortgage Loan Seller's right, title and interest in and to the Supplemental Agreement.

SECTION 11.   Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the Purchaser; and if to the Mortgage Loan Seller, addressed to German American Capital Corporation, at 31 West 52nd Street, New York, New York 10019,
Attention: Lainie Kaye, facsimile no. (212) 469-4579, or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

SECTION 12.   Reserved.

SECTION 13.   Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

SECTION 14.   Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15.   Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16.  GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17.   Further Assurances.

     The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18.   Successors and Assigns.

     The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and assigns.

SECTION 19.   Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                            GERMAN AMERICAN CAPITAL CORPORATION

                            By:    /s/ Helaine M. Kaplan
                                   ----------------------------
                                   Name:  Helaine M. Kaplan
                                   Title:    Authorized Signatory

                            By:    /s/ James M. Fitzpatrick
                                   ----------------------------
                                   Name:  James M. Fitzpatrick
                                   Title:    Vice President

                            GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                            By:    /s/ David Lazarus
                                   ----------------------------
                                   Name:  David Lazarus
                                   Title:    Vice President

Acknowledged and Agreed with respect to Section 10:

GMAC COMMERCIAL MORTGAGE
    CORPORATION

By: /s/ David Lazarus
    ----------------------------
Name:    David Lazarus
Title:   Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



LOAN NUMBER            PROPERTY NAME                              ADDRESS                                      CITY
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33878        Sovran Self-Storage Loan
33878-1      Sovran Self-Storage (Austin)           8227 N. Lamar Boulevard                                  Austin
33878-2      Sovran Self-Storage (Brewster)         1639 Route 22                                            Brewster
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33878-3      Sovran Self-Storage (Dayton)           1830 Needmore Road                                       Dayton
33878-4      Sovran Self-Storage (East Lansing)     7551 Coleman Road                                        East Lansing
33878-5      Sovran Self-Storage (Kalamazoo)        1515 South 11th Street                                   Kalamazoo
33878-6      Sovran Self-Storage (League City)      2410 E. Main Street                                      League City
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33878-7      Sovran Self-Storage (Lehigh Acres)     800 Abrams Boulevard                                     Lehigh Acres
33878-8      Sovran Self-Storage (Northbridge)      872 Church Street Extension                              Northbridge
33878-9      Sovran Self-Storage (Titusville)       1903 Garden Street                                       Titusville
33878-10     Sovran Self-Storage (Wyoming)          4309 Roger B. Chaffee Boulevard                          Wyoming
33878-11     Sovran Self-Storage (Springdale)       11378 Springfield Pike                                   Springdale
30438        Courtyard by Marriott (New Orleans)    300 Julia Street                                         New Orleans
34665        Timmons Office Building                3555 Timmons Lane                                        Houston
33484        Towne Center                           19 Faunce Corner Mall Road                               North Dartmouth
34270        The Homestead                          14010 North Highway 183                                  Austin
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33100        Lake City Mall                         4297 West U.S. Highway 90, 429 U.S. Highway 90 West      Lake City
32376        Holiday Inn (Orangeburg)               329 State Route 303                                      Orangeburg
33110        Adobe Villas Apartments                3550 East Lake Mead Boulevard                            Las Vegas
34347        Courtyard Apartments                   7015 W. 120th Avenue                                     Broomfield
34086        Target at Hudson Valley Mall           1300 Ulster Avenue                                       Kingston
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32451        Adolfo Self Storage                    4060 Via Pescador                                        Camarillo
35281        Village Square Apartments              910 & 912 N. Scheurmann Rd.                              Essexville
34947        Harrison Self Storage                  2323 Second Street                                       Davis
34538        Orchard Manor Apartments               4685 Orchard Manor Blvd.                                 Bay City
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34926        Pelican Bay Apartments                 924 Florida Avenue                                       Panama City
31138        Gateway Self Storage
31138-1      1715 Piney Creek Rd                    1715 Piney Creek Rd                                      Chester
31138-2      112 Cheslou Rd                         112 Cheslou Rd                                           Chester
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31138-3      528 Thompson Creek Rd                  528 Thompson Creek Rd                                    Stevensville
30236        Central Self Storage                   800 N.W. 31st Avenue                                     Pompano Beach
32019        Rochelle Hall Apartments               1971-1985, 1994-1996 Rochelle Avenue                     Forestville

                                                          MORTGAGE
                                                            RATE     RATE                ORIGINAL                CUT-OFF DATE
LOAN NUMBER     STATE            ZIP CODE                   (%)      TYPE               BALANCE ($)               BALANCE ($)
--------------------------------------------------------------------------------------------------------------------------------
33878                                                     7.80000    Fixed               30,500,000               30,383,449
33878-1        Texas               78753                        -                                 -                        -
33878-2        New York            10509                        -                                 -                        -
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33878-3        Ohio                45414                        -                                 -                        -
33878-4        Michigan            48823                        -                                 -                        -
33878-5        Michigan            49009                        -                                 -                        -
33878-6        Texas               77573                        -                                 -                        -
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33878-7        Florida             33971                        -                                 -                        -
33878-8        Massachusetts       01534                        -                                 -                        -
33878-9        Florida             32796                        -                                 -                        -
33878-10       Michigan            49548                        -                                 -                        -
33878-11       Ohio                45246                        -                                 -                        -
30438          Louisiana           70130                  7.90000    Fixed               18,000,000               17,726,779
34665          Texas               77027                  7.27000    Fixed               14,940,000               14,893,058
33484          Massachusetts       02747                  7.18000    Fixed               14,640,000               14,575,385
34270          Texas               78717                  7.45000    Fixed               11,000,000               10,960,525
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33100          Florida             32055                  7.48000    Fixed               10,300,000               10,263,277
32376          New York            10962                  7.39000    Fixed                8,800,000                8,730,853
33110          Nevada              89115                  7.30000    Fixed                4,320,000                4,289,313
34347          Colorado            80020                  6.90000    Fixed                4,115,000                4,095,657
34086          New York            12401                  7.26000    Fixed                4,000,000                3,985,043
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32451          California          93012                  7.73000    Fixed                3,400,000                3,364,559
35281          Michigan            48732                  7.29000    Fixed                2,670,000                2,657,116
34947          California          95616                  7.70000    Fixed                2,325,000                2,318,251
34538          Michigan            48706                  7.29000    Fixed                2,030,000                2,020,204
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34926          Florida             32401                  7.07000    Fixed                2,000,000                1,985,927
31138                                                     7.82000    Fixed                1,890,000                1,877,184
31138-1        Maryland            21619                        -                                 -                        -
31138-2        Maryland            21619                        -                                 -                        -
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31138-3        Maryland            21666                        -                                 -                        -
30236          Florida             33069                  7.72000    Fixed                1,835,000                1,822,240
32019          Maryland            20747                  7.05000    Fixed                1,400,000                1,390,115

                   REMAINING                            ANTICIPATED
                    TERM TO                              REPAYMENT       DATE PAYMENT         MONTHLY
LOAN NUMBER     MATURITY (MOS.)     MATURITY DATE          DATE              DUE              PAYMENT         ARD LOAN
------------------------------------------------------------------------------------------------------------------------
33878                 114              12/5/11                                5              219,560.50
33878-1                                                                                               -
33878-2                                                                                               -
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33878-3                                                                                               -
33878-4                                                                                               -
33878-5                                                                                               -
33878-6                                                                                               -
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33878-7                                                                                               -
33878-8                                                                                               -
33878-9                                                                                               -
33878-10                                                                                              -
33878-11                                                                                              -
30438                 105               3/1/11                                1               137,736.63
34665                 116               2/5/12                                5               102,119.88
33484                 114              12/5/11                                5                99,176.46
34270                 115               1/5/12                                5                76,537.33
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33100                 115               1/5/12                                5                71,878.09
32376                 113              11/1/11                                1                64,402.89
33110                 110               8/5/11                                5                29,616.66
34347                 114              12/5/11                                5                27,101.40
34086                 115               1/5/12                                5                27,314.19
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32451                 110               8/5/11                                5                25,636.55
35281                 115               1/5/12                                5                18,872.35
34947                 117               3/5/12                                5                17,485.14
34538                 115               1/5/12                                5                14,348.64
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34926                 114              12/5/11                                5                14,225.02
31138                 109               7/5/11                                5                13,631.73
31138-1                                                                                                -
31138-2                                                                                                -
------------------------------------------------------------------------------------------------------------------------
31138-3                                                                                                -
30236                 109               7/5/11                                5                13,108.14
32019                 114              12/5/11                                5                 9,939.61

                                                                                            ADDITIONAL
                CREDIT LEASE                                           BROKER STRIP         SERVICING      CROSS COLLATERALIZED
LOAN NUMBER         LOAN              PREPAYMENT PROVISION                 LOAN              FEE LOAN           LOAN GROUPS
----------------------------------------------------------------------------------------------------------------------------------
33878                             Lockout/30_Defeasance/88_0%/2
33878-1
33878-2
----------------------------------------------------------------------------------------------------------------------------------
33878-3
33878-4
33878-5
33878-6
----------------------------------------------------------------------------------------------------------------------------------
33878-7
33878-8
33878-9
33878-10
33878-11
30438                             Lockout/48_Defeasance/68_0%/4
34665                             Lockout/28_Defeasance/90_0%/2
33484                            Lockout/30_ Defeasance/88_0%/2
34270                             Lockout/29_Defeasance/89_0%/2
----------------------------------------------------------------------------------------------------------------------------------
33100                             Lockout/29_Defeasance/87_0%/4
32376                             Lockout/43_Defeasance/73_0%/4
33110                             Lockout/34_Defeasance/84_0%/2
34347                             Lockout/30_Defeasance/88_0%/2
34086                             Lockout/29_Defeasance/87_0%/4
----------------------------------------------------------------------------------------------------------------------------------
32451                             Lockout/34_Defeasance/84_0%/2
35281                             Lockout/29_Defeasance/87_0%/4                                                   Group C
34947                            Lockout/27_ Defeasance/91_ 0%/2
34538                             Lockout/29_Defeasance/87_0%/4                                                   Group C
----------------------------------------------------------------------------------------------------------------------------------
34926                            Lockout/30_ Defeasance/88_ 0%/2
31138                             Lockout/35_Defeasance/83_0%/2
31138-1
31138-2
----------------------------------------------------------------------------------------------------------------------------------
31138-3
30236                             Lockout/35_Defeasance/83_0%/2
32019                             Lockout/30_Defeasance/89_0%/1

                                                                                                        MASTER
                       ENVIRONMENTAL                LETTER OF                                         SERVICING
LOAN NUMBER            INSURANCE LOAN              CREDIT LOAN            LEASEHOLD                  FEE RATE (%)
-----------------------------------------------------------------------------------------------------------------
33878                                                                                                   0.12820
33878-1
33878-2
-----------------------------------------------------------------------------------------------------------------
33878-3
33878-4
33878-5
33878-6
-----------------------------------------------------------------------------------------------------------------
33878-7
33878-8
33878-9
33878-10
33878-11
30438                                                                                                   0.12820
34665                                                                                                   0.12820
33484                                                                Both Fee/Leasehold                 0.12820
34270                                                                                                   0.12820
-----------------------------------------------------------------------------------------------------------------
33100                                                                                                   0.12820
32376                                                                     Leasehold                     0.12820
33110                                                                                                   0.12820
34347                                                                                                   0.12820
34086                                                                                                   0.12820
-----------------------------------------------------------------------------------------------------------------
32451                                                                                                   0.12820
35281                                                                                                   0.12820
34947                                                                                                   0.12820
34538                                                                                                   0.12820
-----------------------------------------------------------------------------------------------------------------
34926                                                                                                   0.12820
31138                                                                                                   0.12820
31138-1
31138-2
-----------------------------------------------------------------------------------------------------------------
31138-3
30236                                                                                                   0.12820
32019                                                                                                   0.12820

                                   EXHIBIT B-1


          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

          Certificate of Officer of German American Capital Corporation
                          (the "Mortgage Loan Seller")

         I, __________________________ , a __________________________of the
Mortgage Loan Seller, hereby certify as follows:

         The Mortgage Loan Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

         Attached hereto as Exhibit I are true and correct copies of the organizational documents of the Mortgage Loan Seller which organizational documents are on the date hereof, and have been at all times, in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Mortgage Loan Seller and his genuine signature is set forth opposite his name:

   Name                      Office                                Signature
----------------------       ----------------------           -----------------


         Each person listed above who signed, either manually or by facsimile signature, the Supplemental Agreement, dated June 20, 2002 (the "Supplemental Agreement") between GMAC Commercial Mortgage Corporation and the Mortgage Loan Seller, and/or the Mortgage Loan Purchase Agreement, dated June 20, 2002 (the "Mortgage Loan Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                     B-1-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of June 27, 2002.

                                 By:
                                        ----------------------------------
                                        Name:
                                        Title:

         I, [name], [title], hereby certify that ______________________ is a duly elected or appointed, as the case may be, qualified and acting that ______________________ of the Mortgage Loan Seller and that the signature appearing above is his or her genuine signature.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of June 27, 2002.

                                 By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                     B-1-2

                                   EXHIBIT B-2


                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

               Certificate of German American Capital Corporation

         In connection with the execution and delivery by German American Capital Corporation (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of June 20, 2002 (the "Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller hereby certifies that (i) the representations and warranties of the Mortgage Loan Seller in the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part set forth in the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

         Certified this 27th day of June, 2002.

                           GERMAN AMERICAN CAPITAL
                              CORPORATION

                           By:
                                  -------------------------------------
                                  Name:
                                  Title: